Exhibit 10.1.46

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDED AND RESTATED AMENDMENT THREE (TO Unified In-Flight Connectivity Hardware,

Services and Maintenance Agreement)

This Amended and Restated Amendment Three (this “Amendment”) to the Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement, dated as of February 1, 2017, as previously amended (as so amended, the “Original Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo”) (collectively the “Parties” and individually a “Party”), is entered into on April 15, 2020 (the “Execution Date”), and made effective as of October 1, 2019 (the “Amendment and Restatement Effective Date”).

Whereas, American desires to continue to provide IPTV Services on Retrofit A/C in the 2Ku Fleet to provide live television programming to passengers on such aircraft;

Whereas, American and DISH Network LLC (“Dish”) have entered into an agreement under which American has been granted rights by Dish to receive, distribute, transmit, exhibit and display certain live television programming on the Retrofit A/C in the 2Ku Fleet (the “AA-Dish Agreement”);

Whereas, Gogo, American, and Dish have entered into an agreement under which Dish granted all licenses to Gogo that are required for Gogo to provide the IPTV Services to American (the “Gogo-American-Dish Agreement”);

Whereas, Gogo and American have previously amended the Original Agreement to reflect the addition of IPTV Services on the Retrofit A/C in the 2Ku Fleet pursuant to that certain Amendment Three to the Original Agreement between the Parties dated September 4, 2018 (the “Prior IPTV Amendment”) and IPTV Services have been provided pursuant to the Prior IPTV Amendment from the September 4, 2018 (the “Prior IPTV Amendment Effective Date”) through the Amendment and Restatement Effective Date; and

Whereas, the Parties desire to amend and restate the Prior IPTV Amendment to the Original Agreement to reflect the continued provision of the IPTV Services on IPTV A/C as of the Amendment and Restatement Effective Date.

Now, Therefore, in consideration of the foregoing premises and the covenants contained herein, American and Gogo agree as follows:

American Airlines Confidential and Proprietary

NY: 1199493-24

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

1.	Amendments to Original Agreement.
A.	Section 9.4.4 of the Original Agreement is deleted in its entirety and replaced with the following:
9.4.4	IPTV Services. Gogo shall provision IPTV Services to the Retrofit A/C in the 2Ku Fleet as described in Exhibit R (the “IPTV A/C”), at pricing set forth in Exhibit D.
B.	The following shall be added to Section 17 of the Original Agreement:
17.2.9

Gogo shall provide notice to American in the event of any (i) actual or alleged breach of the Gogo-American-Dish Agreement, or (ii) actual, or threat of, early termination of the Gogo-American-Dish Agreement, in each case (i) and (ii), by either Gogo or Dish. In the event of any occurrence of subpart (i) or (ii), Gogo shall work with American in good faith in an attempt to resolve the issues between Gogo and Dish leading to such occurrence (including by allowing American to cure any default). In the event that the breach cannot be cured, Gogo retains its right to terminate the Gogo-American-Dish Agreement as set forth therein. In no event will Gogo disrupt or suspend the IPTV Services due to an actual or alleged breach of the Gogo-American-Dish Agreement by Dish without first giving Dish and American a [***] to cure such breach, provided that the breach is curable within such period.

17.2.10	Gogo will use best efforts to maintain the Gogo-American-Dish Agreement.
C.	The following is added as Section 21.1(g) of the Original Agreement:

(g) in addition to the indemnification obligations under the Gogo-American-Dish Agreement, a breach of Section 1(a) of the Gogo-American-Dish Agreement; provided that for purposes of this Section 21.1(g), Dish will not be considered a third party.

D.	Section 2.3 of Exhibit D is deleted in its entirety and replaced with:
2.3	Fees for the IPTV Services during the IPTV Term are as follows (collectively, the “IPTV Service Fees”):

[***]

E.	Item 9 of the table in Section 1.2 of Exhibit I is deleted in its entirety and replaced with:

[***]

American Airlines Confidential and Proprietary

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

F.	The following shall be added to the end of the table in Section 1.2 of Exhibit I:

[***]

G.	Section 5 of Exhibit J-1 is deleted in its entirety and replaced with the following:
a.	[***]
b.	[***]
c.	[***]
ii.	i.
d.	[***]
i.
e.	[***]
f.	[***]
g.	[***]
H.	A new Section 6 is added to Exhibit K as follows:
6.	IPTV Services Dashboard

General. IPTV Services Dashboard: Gogo shall provide American a Dashboard that shall include analytics for the IPTV Services (the “IPTV Services Dashboard”) substantially in the form set forth in Figure K-1.

6.1.

At a minimum, the IPTV Services Dashboard shall include the following information updated at least once daily. The Parties shall discuss in good faith the addition of additional metrics to the IPTV Services Dashboard.

6.1.1.	Number of IPTV Users and views on a per IPTV Channel and per flight basis.
6.1.2.

The click through rate and IPTV take rate for the channels presented in the IPTV EPG, where “take rate” refers to the ratio, expressed as a percentage, of Users viewing a particular channel to the number of passengers on a particular flight”.

American Airlines Confidential and Proprietary

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

6.1.3.	Availability and media quality of the IPTV multicast stream as measured on each IPTV A/C, including Channel Availability, EPG Availability and Average IPTV Video Quality information.
6.1.4.	The number of active IPTV A/C on which the IPTV Services are deployed.
6.2.

Within [***] of the end of each calendar month, Gogo shall provide to American a report in Microsoft Excel format that includes (a) the Output IPTV Availability, and (b) Output eMOS information for the preceding calendar month. Gogo shall use its best efforts to make the Output IPTV Availability and Output eMOS available on a minute-by-minute basis and within the IPTV Services Dashboard.

6.3	Gogo will report on applicable metrics on a gate-to-gate basis provided that Gogo’s obligations pertaining to IPTV metrics and IPTV SLC are limited to IPTV Services above 10,000 feet for all IPTV A/C.
I.	Exhibit R is deleted in its entirety and replaced with Exhibit R attached to this Amendment.
2.

Entire Agreement/Amendment. This Amendment constitutes the full and complete understanding of the Parties, as of the Amendment and Restatement Effective Date, with respect to the subject matter of this Amendment and supersedes all prior agreements, including, subject to the next sentence, the Prior IPTV Amendment, and understandings between the Parties with respect to the subject matter. This Amendment will control from the Amendment and Restatement Effective Date on a prospective basis only and the Prior IPTV Amendment will control with respect to obligations therein for the period from the Prior IPTV Amendment Effective Date to the Amendment and Restatement Effective Date. This Amendment may be modified only by written agreement signed by an authorized representative of each Party.

3.

Effectiveness of Agreement/Definitions. Except as specifically amended by this Amendment, the Original Agreement remains in full force and effect. All capitalized terms used but not defined herein shall have the respective meanings applied to them in the Original Agreement.

American Airlines Confidential and Proprietary

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

4.

Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument, and if so executed in counterparts will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of executed counterparts. Each Party agrees that any electronic signatures of the Parties, in any form or format, included in this Amendment are intended to authenticate this writing and to have the same force and effect as manual signatures. For the purposes of this provision, 'electronic signature' means any electronic sound, symbol or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record, including e-mail signatures and processes developed by electronic signature services (e.g., DocuSign).

[Signatures appear on the next page]

American Airlines Confidential and Proprietary

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the Execution Date.

GOGO LLC		AMERICAN AIRLINES, INC.

By:	/s/ Ben Murphy	By:	/s/ Kevin Brickner

Name:	Ben Murphy	Name:	Kevin Brickner

Title:	V.P., Accounts	Title:	SVP – Tech Ops

Date:	5/29/2020	Date:	4/28/2020

American Airlines Confidential and Proprietary

Signature Page to Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Figure K-1

IPTV Dashboard

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[***]

[***]

American Airlines Confidential and Proprietary

Figure K-1 Page 1

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Exhibit R:

IPTV Services

This Exhibit R is intended to set forth the Parties’ respective rights and obligations with respect to IPTV Services. For the avoidance of doubt, except where the context of the Original Agreement otherwise requires, the equipment, software and services described herein shall constitute Equipment, Software and IPTV Services, respectively, as such terms are defined in the Original Agreement.

1.	Provision of IPTV Services.
1.1

Subject to Section 3 below, Gogo shall make the IPTV Services available to User’s PEDs on all Retrofit A/C equipped with the 2Ku Solution. The Parties acknowledge that the IPTV Services will not be available for any IPTV A/C operating in Unauthorized Airspace.  For any A/C to be added as a Retrofit A/C after the Execution Date, the Parties shall negotiate in good faith to add the IPTV Services to such A/C.

1.2

In consideration of the fees set forth in Section 2.3 of Exhibit D, as between the Parties, Gogo is responsible for the acquisition or development, installation and maintenance of all Gogo provided hardware and software specifically required for the provision of the IPTV Services, and monitoring equipment (e.g., a Tektronix box). As between the Parties, Gogo shall house all SmartBox(es) within its facilities and shall be responsible for assisting with the maintenance and upkeep of the SmartBox(es), including notifying American and Dish of issues related to the SmartBox(es) of which it has become aware.

1.3

As between the Parties, American is responsible for obtaining the rights to provide audiovisual content to Users in connection with the IPTV Services. As of the Amendment and Restatement Effective Date, American has been granted the rights to receive, distribute, transmit, exhibit and display the television channels listed below on IPTV A/C (“IPTV Channels”). As of the Amendment and Restatement Effective Date, the IPTV Channels are as follows:

1.3.1	IPTV Channels:

1.	USA
2.	Disney Channel
3.	TNT
4.	Bravo
5.	WNBC
6.	WNYW
7.	CNBC
8.	Telemundo (National)
9.	ESPN
10.	CNN
11.	NFL Network
12.	WCBS

American Airlines Confidential and Proprietary

Exhibit R Page 1

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

1.4

American may provision the IPTV Services to its passengers for [***]. American’s sole payment obligations to Gogo for IPTV Services are set forth in Exhibit D, Exhibit R, related SOWs (if any) and amendments to any of the foregoing, regardless of any fee American may charge its passengers for the IPTV Services.

2.	IPTV Services Term and Termination.
2.1

The term during which Gogo shall provide the IPTV Services (the “IPTV Term”) began on the Prior IPTV Amendment Effective Date and will continue until [***] for IPTV A/C, unless earlier terminated in accordance with the provisions of Section 18 of the Original Agreement or this Section 2 of Exhibit R.

2.2

American may terminate the IPTV Services at any time for any reason or no reason whatsoever on written notice to Gogo, to be effective no earlier than [***] following the delivery of such written notice to Gogo.

2.3

Upon any termination of the IPTV Services under this Section 2 of Exhibit R, the Parties will use commercially reasonable efforts and work together in good faith to develop a reasonable plan for the wind-down of the IPTV Services. For the avoidance of doubt, any termination of the IPTV Services under this Section 2 of Exhibit R will have no impact on any obligations either Party may have with respect to other portions of the Gogo Services.

3.	Geofencing.
3.1

As between the Parties, Gogo is responsible for ensuring that the IPTV Channels are not received, distributed, exhibited or displayed on any IPTV A/C located outside of the continental United States airspace for IPTV A/C departing from or arriving at destinations outside the continental United States (including the District of Columbia) or in airspace that precludes the transmission or receipt of IPTV Services due to applicable laws or regulations (the “Unauthorized Airspace”). The operation of the IPTV Services in order to receive, distribute, exhibit or display the IPTV Channels on IPTV A/C while such IPTV A/C is within the Unauthorized Airspace (“Unauthorized Exhibition”) is not authorized under this Amendment or the Original Agreement. Notwithstanding the foregoing, for the purposes of this section, the reception, distribution, exhibition and/or display of the IPTV Channels on flights flying city-pair routes between destinations within the continental United States (including the District of Columbia) shall be deemed within United States airspace unless such IPTV A/C enters Unauthorized Airspace during the applicable flight.

American Airlines Confidential and Proprietary

Exhibit R Page 2

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

4.	IPTV EPG Implementation.
4.1

Gogo shall ensure that the Portal includes an IPTV EPG that is substantially similar to the user interface illustrated in Figure R-1. The IPTV EPG shall include American Marks at American’s sole discretion. Gogo shall ensure that the IPTV EPG includes a Dish mark at all times, and the size, placement and display of such Dish mark shall remain consistent with the size, placement and display of such mark on the IPTV EPG as of the Amendment and Restatement Effective Date unless and until a change to size, placement or display of the Dish mark is requested by American in its reasonable discretion and agreed in a MCP executed by the Parties, provided that American represents and warrants it maintains the right to modify the Dish mark as requested. Figure R-1 provides an example of an acceptable use of a Dish mark. As between the Parties, Gogo shall be responsible for the development and implementation of the IPTV EPG as set forth in this Section 4.

4.2

Upon execution of a related MCP, Gogo shall include proximate to any link or icon included within the Portal where a User can directly access the IPTV EPG, text substantially similar to “Live TV by DISH” provided that the specific design, size, placement and display of such text will be in American’s reasonable discretion, provided that American represents and warrants it maintains the right to incorporate the subject text as proposed in the MCP.

4.3

Subject to the execution of an MCP therefor, Gogo shall ensure that the IPTV EPG does not automatically direct any User to any IPTV Channel upon launch of the IPTV EPG or direct any User to any IPTV Channel other than the IPTV Channel selected by the User. The IPTV EPG may exhibit and display any and all IPTV content in a partial screen mode or obscure portions of such IPTV content to display: (a) a banner insertion constituting no more than the top 1/8 of the screen displaying only the American name and logo, the remaining flight time and weather conditions for the destination city; (b) messages required by the Federal Aviation Administration; (c) messages pertaining to and appearing during an American crew member’s use of an IPTV A/C’s intercom; (d) any other messages pertaining to the safety of the IPTV A/C, and (e) other content or information agreed by the Parties in writing (collectively, the “Permitted Information”) and/or any User Initiated UI Search. At all other times, Gogo shall ensure that the exhibition and display of any and all IPTV Channels are in full screen mode. As used herein, the term “User Initiated UI Search” means a User’s switching the display of IPTV content into partial screen mode in order to access the IPTV EPG or to exit the IPTV Services; provided that no other information or visual images may appear on the IPTV EPG while an IPTV Channel is being displayed in partial screen mode other than the Permitted Information, the names and logos of the channels, a Dish mark and the upcoming schedule of programming.

American Airlines Confidential and Proprietary

Exhibit R Page 3

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

4.4

In the event that: (i) an IPTV A/C flight itinerary has a departure or an arrival destination outside the continental United States (e.g., a flight from Dallas, Texas to Cancun, Mexico), then Gogo shall ensure that the IPTV EPG, or any screen containing any IPTV Channel, displays a message substantially similar to “Live television no longer available due to the aircraft’s departure from United States airspace” while such IPTV A/C is within the Unauthorized Airspace; and (ii) the IPTV Service is experiencing technical difficulties affecting the display of any IPTV Channel, then Gogo shall ensure that the IPTV EPG, or any screen containing any IPTV Channel, displays a message as agreed to by the Parties in a MCP.

4.5

Notwithstanding anything to the contrary in the Original Agreement or this Amendment, [***], Gogo shall deploy any and all visual and link changes in the IPTV EPG and portions of the Portal related to the IPTV Services requested by American (including any changes to links, color schemes, graphics, icons, logos, text, and sizes and placements of any of the foregoing) subject to the execution of a MCP by the Parties, which may be a no cost MCP depending on the nature and scope of the work contemplated.

5.	Technical Requirements.
5.1	[***]

American Airlines Confidential and Proprietary

Exhibit R Page 4

Amended and Restated Amendment Three (to Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement)

Figure R-1:

IPTV EPG Illustration

Figure R-1 Page 1